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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 27, 2000


                                OneMain.com, Inc.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                            0-25599                      11-340073
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
   (State or Other Jurisdiction of        (Commission File Number)          (I.R.S. Employer
            Incorporation)                                                 Indemnification no.)
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     1860 Michael Faraday Drive, Suite 200
               Reston, Virginia                               20190
   ----------------------------------------                 ----------
   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (703) 375-3000

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Item 5. Other Events.

         On April 27, 2000, OneMain.com, Inc. completed a $32 million private placement of convertible debentures. OneMain.com will use the proceeds from the investment for general working capital purposes and to further its integration efforts.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b)  Pro forma financial information.

                  Not applicable.

         (c)  Exhibits

             Exhibit No.        Description
             -----------        -----------

                99.1            Convertible Debenture Purchase Agreement Among
                                OneMain.com, Inc. and the Investors Signatory
                                Hereto dated as of April 27, 2000

                99.2            Form of OneMain.com, Inc. 6.75% Convertible
                                Debenture due April 27, 2003

                99.3            Form of OneMain.com, Inc. Warrant dated April
                                27, 2000

                99.4            Registration Rights Agreement among OneMain.com,
                                Inc. and the Investors Signatory Hereto dated as of April 27, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ONEMAIN.COM, INC.


                                             By: /s/ Kevin S. Lapidus
                                                ---------------------------

Date: May 4, 2000                             Name:  Kevin S. Lapidus
                                               Title: Senior Vice President,
                                                        General Counsel and
                                                        Secretary


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                                  Exhibit Index

               Exhibit No.      Description
               -----------      -----------

                99.1            Convertible Debenture Purchase Agreement Among
                                OneMain.com, Inc. and the Investors Signatory
                                Hereto dated as of April 27, 2000

                99.2            Form of OneMain.com, Inc. 6.75% Convertible
                                Debenture due April 27, 2003

                99.3            Form of OneMain.com, Inc. Warrant dated April
                                27, 2000

                99.4            Registration Rights Agreement among OneMain.com,
                                Inc. and the Investors Signatory Hereto dated as of April 27, 2000






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